SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K


                   Pursuant to Section 13 or 15 (d) of
                   The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) January 19, 1999



                     THE BEAR STEARNS COMPANIES INC.
           Exact name of registrant as specified in its charter




DELAWARE                   File No. 1-8989           13-3286161
(State or other           (Commission File          (IRS Employer
 jurisdiction of           Number)                   Identification
 incorporation)                                      Number)


    245 Park Avenue, New York, New York                    10167
   (Address of principal executive offices)              (zip code)


Registrant's telephone number, including area code:        (212)  272-2000
                                                           ---------------




                               Not Applicable
      (former name or former address, if changed since last report)

Item 5. Other Events.

Filed herewith is a copy of The Bear Stearns Companies Inc. ( the "Company") Press Release, dated January 19, 1999, announcing its earnings for the three and six months ended December 31, 1998 which includes the Unaudited Consolidated Statements of Income for the three and six months ended December 31, 1998 and December 31, 1997, and the three months ended September 25, 1998. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b) Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99) Press Release, dated January 19, 1999.

                                            Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE BEAR STEARNS COMPANIES INC.



                                     By:    /s/ Marshall J Levinson
                                            Marshall J Levinson
                                            Controller and Assistant Secretary
                                            (Principal Accounting Officer)

Dated:   January 22, 1999

                   THE BEAR STEARNS COMPANIES INC.

                              FORM 8-K

                           CURRENT REPORT


                           EXHIBIT INDEX


Exhibit No.                         Description

(99)                       Press Release, dated January 19, 1999